EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the amended Annual Report of Cyber Defense Systems, Inc. (the "Company") on Form 10-KSB/A-2 for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report"), I, William C. Robinson, CEO, CFO, Chairman and Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

      (1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             CYBER DEFENSE SYSTEMS, INC.

                                             By: /s/ William C. Robinson
                                                 -------------------------------
                                                 William C. Robinson
                                                 CEO, CFO, Chairman and
                                                 Principal Executive, Financial
                                                 and Accounting Officer

                                                        May 19, 2005